Exhibit (18)(B)

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Janice C. Eberly, a member of the Board of Trustees of the investment companies listed on Exhibit A (collectively the “Companies”), whose signature appears below, constitutes and appoints Phillip Rollock, Marjorie Pierre-Merritt and Rachael Zufall, and each of them individually, as her true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign her name to the Registration Statements indicated on Exhibit A with respect to the continual issuance of redeemable shares of each Company, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statements; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statements.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: 2/13/2018	/s/ Janice C. Eberly
Janice C. Eberly

State of New York            )

                                           ) ss.

City of New York             )

SUBSCRIBED AND SWORN to before me this 13th day of February 2018, by Janice C. Eberly, who I have identified to be the person who signs herein.

/s/ Martina Davis
NOTARY PUBLIC

My Commission Expires: 6/2/2018

EXHIBIT A

College Retirement Equities Fund—Registration Statement on Form N-3

TIAA-CREF Funds—Registration Statement on Form N-1A

TIAA-CREF Life Funds—Registration Statement on Form N-1A

TIAA Separate Account VA-1—Registration Statement on Form N-3